Exhibit 10.9

Office Rental Service Agreement

Package D-All-inclusive for all rooms

Customer ID:

Information of Party B (please indicate it in parentheses)

English Company Name:

Chinese company Name:

Business registration number：

Company Registration number：

authorized representative： phone number:

Website: Address:

Other information:
1) Source of funds: China / Hong Kong / Others:
2) Where to know the center: Online advertising / agency / friends / other:

Location: ☑  Center (Site No:06)

service	Scope	unit-price HK$	quantity	amount of money HK$
Package D-All-inclusive for all rooms

1. Entitled to use the secretariat charged services (conditions modified as announced)

2. Use the center's address: Unit B,10/F., Ritz Plaza, No.122 Austin Road, Tsim Sha Tsui, Kowloon, Hong Kong, registered by the Hong Kong Government.

3. Receive letters from a Hong Kong government agency and notify the designated person

4. Use the address of the center for printing letter paper, business cards and other general commercial contact purposes

5. Collect commercial letters and small packages (according to the standard of the government department), and notify the designated person.

6. Use the fax number of the center to receive documents (10 free per month, not accumulated)

7. Use an independent private office 10 hours a day, service fees include: decoration, furniture, water, electricity, Property tax, management fees, air conditioner during office hour, cleaning on weekdays at designated time and miscellaneous fees, and free internet service

8. Use the center as a place for appointment and waiting

9. Priority and half price for the reception room

(Conditions shall be modified as announced. In case of any dispute, Party A reserves the right of final decision)

Additional function A	● Automatic transfer to the designated telephone number outside office hours:		/
E	● Instant transfer to the designated person telephone number within office hours		/
P	● The number of designated users of the room is 3 places, from the _4th person, each person shall be charged an additional $2000 per month.		/
Monthly Total: HK$

1

Service fee: HK $ per month

Service deposit: agreed in Hong Kong dollars HK $

The Agreement service is valid by

Upon expiration of the contract, Party A will give a written notice to Party B six weeks before the expiration of the agreement. If the parties fail to sign and renew the contract four weeks before the expiration date. The service agreement will be automatically terminated after it expires.

Remarks:

1. Party B shall provide the company registration certificate, valid business registration certificate, the corporation establishment form / latest anniversary statement, all the identity documents of directors, identification documents of beneficial owners holding more than 25% of the company's issued shares, etc.

2. If Party B unilaterally terminates the service during the term of this Agreement, all the deposit will be confiscated.

3. If Party B fails to pay the service fee seven days after its due, the party shall be deemed unilaterally terminating the contract.

4. The business operated by Party B must be a legitimate enterprise, otherwise Party A shall have the right to terminate the cooperation immediately, and all the deposits will be confiscated.

5. Party A undertakes to refund the deposit to Party B within two months after the termination of this Agreement. And Party A may deduct part of the amount from the deposit to pay any damage or damage to the services beyond reasonable extent caused by Party B and all fees not paid by Party B (except the service fee).

6. Party B shall not disclose the contents of this Agreement to a third party, otherwise Party A shall have the right to immediately terminate the Service Agreement, and all the deposit will be confiscated.

7. Reception Service time: 09:00-13:00,14:00-18:00 (Monday to Friday); except Saturday, Sunday and public holidays.

Open time: 09:00-18:00 (Monday to Friday); except Saturday, Sunday and public holidays.

8. All terms of use shall be in accordance with the guidelines of Party A. In case of any dispute between the parties, Party A shall retain the final decision.

Party A:

Company sealing and signing

date:

Party B:

Company sealing and signing

date:

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